UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2019

J.Crew Group, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 333-175075

Delaware	22-2894486
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

225 Liberty Street

New York, New York 10281

(Address of principal executive offices, including zip code)

(212) 209-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 13, 2019, Chinos Holdings, Inc. (“Chinos Holdings”), the indirect parent company of J.Crew Group, Inc. (the “Company”), filed a Registration Statement on Form S-1 for an initial public offering of its common stock (the “IPO”). In connection with the IPO, it is anticipated that, among other things, Chinos Holdings will undergo a series of transactions pursuant to which the Company and its J.Crew brand clothing retail business will be spun off to stockholders of Chinos Holdings and its Madewell brand clothing retail business will remain with Chinos Holdings (the “Separation”).

In connection with the Separation, the Company anticipates that Libby Wadle and Vincent Zanna will remain with Chinos Holdings following the Separation and the IPO and, as such, that Ms. Wadle will no longer serve as President & Chief Executive Officer – Madewell of the Company and Mr. Zanna will no longer serve as Chief Financial Officer & Treasurer of the Company. The departure of each of Ms. Wadle and Mr. Zanna is contingent upon, and will be effective upon, the consummation of the Separation and the IPO. The Company expects that each of Ms. Wadle and Mr. Zanna will remain with the Company serving in their existing capacities until the Separation is consummated.

It is anticipated that Michael Nicholson will be appointed Interim Chief Financial Officer and Treasurer of the Company upon Mr. Zanna’s departure and will continue to serve in his roles as Chief Operating Officer and Interim Chief Executive Officer of the Company. Mr. Nicholson previously served as Chief Financial Officer of the Company from January 2016 to August 2017. The information regarding the business experience and background of Mr. Nicholson is incorporated by reference to the information set forth in the section titled “Executive Officers” in Part III, Item 10 of the Company’s annual report on Form 10-K for the Company’s fiscal year ended February 2, 2019, as filed with the Securities and Exchange Commission on March 20, 2019.

Item 8.01. Other Events.

The information set forth in the first paragraph of Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 8.01.

Chinos Holdings issued a press release announcing the filing of its Registration Statement on Form S-1 in connection with the IPO. The press release also announces that Chinos Holdings will be renamed Madewell Group, Inc. prior to the completion of the IPO. The press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release dated September 13, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

J.CREW GROUP, INC.

Date: September 13, 2019	By:	/s/ VINCENT ZANNA
Vincent Zanna
Chief Financial Officer and Treasurer

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